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                                                                    EXHIBIT 99.1


                                CASH TRANSACTIONS


                             CABCO TR FOR BELLSOUTH

October 16, 2000             Receipt of Interest on
                             BellSouth 6.75%                    $1,518,750

October 16, 2000             Funds Disbursed to
                             Holders of CABCO

                             Trust Certificates                 $1,518,750